                                                                    EXHIBIT 10.6



                     AMENDMENT TO STOCK PURCHASE AGREEMENT

               This is an amendment (the "Amendment"), dated September 15, 1999, by and between CRESCENT INTERNATIONAL LIMITED (the "Investor"), an entity organized and existing under the laws of Bermuda, and FRANKLIN TELECOMMUNICATIONS CORP. (the "Company"), a corporation organized and existing under the laws of the State of California, to the Stock Purchase Agreement (the "Agreement"), dated August 30, 1999, by and between the Investor and the Company. All capitalized terms used and not otherwise defined herein shall have the same meanings as when used in the Agreement.

               WHEREAS, pursuant to the terms of the Agreement, the Investor has purchased and the Company has issued and sold $1,000,000 worth of Common Stock through the Early Put;

               WHEREAS, pursuant to the terms of this Amendment, the Investor shall purchase and the Company shall issue and sell an additional $1,000,000 worth of Common Stock under the Early Put; and

               NOW, THEREFORE, the parties agree as follows:

1. Section 2.1(c) of the Agreement is amended and restated in its entirety to read as follows:

               (c) Early Put. The Company shall issue and sell and the Investor shall purchase, on the Subscription Date, shares of the Common Stock for an Investment Amount of $1,000,000 at the Purchase Price on the Subscription Date, and the Company shall issue and sell and the Investor shall purchase, on September 15, 1999, shares of the Common Stock for an Investment Amount of $1,000,000 at the Purchase Price on the Subscription Date (all such shares in this Section 2.1(c) being referred to herein as the "Early Put Shares"). For the purpose only of such Early Put, the Investor waives the requirements of Section 2.2, and the conditions set forth in paragraphs (a) and (b) of Section 7.2 hereof.

2. Section 2.4 of the Agreement is amended and restated in its entirety to read as follows:

               Section 2.4. Termination of Agreement and Investment Obligation. The Company shall have the right to terminate this Agreement at any time upon thirty (30) days' written notice to the Investor. The Investor shall have the right to immediately terminate this Agreement (including with respect to any Put, notice of which has been given but the applicable Closing Date has not yet occurred) in accordance with Section
        6.12 or in the event that: (i) the Registration Statement with respect to shares of Common Stock purchased through the Early Put is not effective within ninety-seven (97) days following the Subscription Date,
        (ii) a Registration Statement with respect to shares of Common Stock purchased through any subsequent Put is not effective within ninety-seven (97) days following the applicable Closing Date, (iii) there shall occur any stop order or suspension of the effectiveness of the Registration Statement for an aggregate of thirty (30) Trading Days during the Commitment Period, (iv) the Company shall at any time fail to comply with the requirements of Section 6.2, 6.3, 6.4, 6.5, 6.6, 6.8 or 6.9.

3. Section 7.2(a) of the Agreement is amended and restated in its entirety to read as follows:

               (a) Registration of the Registrable Securities with the SEC. As set forth in the Registration Rights Agreement, the Company shall have filed with the SEC either:

                        (i) a Registration Statement covering the resale of the Common Stock purchased by the Investor through the Early Put that shall have been declared effective by the SEC in no event later than ninety-seven (97) days after the Subscription Date, and a Registration Statement covering the resale of the Common Stock purchased by the Investor through all subsequent Puts that shall have been declared effective by the SEC prior to any subsequent Put; or

                        (ii) a Combined Registration Statement (as defined in the Registration Rights Agreement) that shall have been declared effective by the SEC in no event later than ninety-seven (97) days after the Subscription Date.


               IN WITNESS WHEREOF, this Amendment has been entered into on the day and year first herein written.


                                       CRESCENT INTERNATIONAL LIMITED


                                       By: /s/ Maxi Brezzi   /s/ Omar A. Ali
                                           -------------------------------------
                                            Name:
                                            Title:



                                       FRANKLIN TELECOMMUNICATIONS CORP.


                                       By: Thomas Russell
                                           -------------------------------------
                                           Name: Thomas Russell
                                           Title: Chief Financial Officer